Exhibit 99.2

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this presentation, regarding TPG Pace Energy Holding Corp.’s (either as currently organized or as it may be reorganized in connection with the transactions contemplated in this presentation, “TPGE”) proposed acquisition of oil and gas assets from certain funds affiliated with EnerVest, Ltd. ( “EnerVest”), TPGE’s ability to consummate the transaction, the benefits of the transaction and TPGE’s future financial performance following the transaction, as well as TPGE’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TPGE disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. TPGE cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TPGE, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, TPGE’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact TPGE's operations and projections can be found in its periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. TPGE's SEC Filings are available publicly on the SEC"s website at www.sec.gov. RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact TPGE’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results. USE OF PROJECTIONS This presentation contains projections for TPGE, including with respect to its EBITDA, net debt to EBITDA ratio, capital budget, free cash flow and operating margin as well as its production volumes. TPGE’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. Each of the assumptions and estimates underlying the projected information throughout this presentation are based on the data in Slides 18, 24-25. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even of our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of TPGE after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. USE OF NON-GAAP FINANCIAL MEASURES This presentation, including the “Magnolia Financial Projections” shown on slide 25 hereof, includes non-GAAP financial measures, including EBITDA, Adjusted EBITDAX and free cash flow of TPGE. TPGE believes EBITDA, Adjusted EBITDAX and free cash flow are useful because they allow TPGE to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. TPGE does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA, Adjusted EBITDAX and free cash flow may not be comparable to other similarly titled measures of other companies. TPGE excludes certain items from net (loss) income in arriving at EBITDA and Adjusted EBITDAX because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA and Adjusted EBITDAX should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from EBITDA and Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA or Adjusted EBITDAX. TPGE’s presentation of EBITDA and Adjusted EBITDAX should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. TPGE excludes capital expenditures from its cash flows from operations in arriving at its free cash flow in order to provide an understanding of certain factors and trends affecting its cash flows and liquidity. Free cash flow does not represent the residual cash flow available for discretionary expenditures. TPGE believes that free cash flow is useful to investors as a measure of the ability of its business to generate cash. INDUSTRY AND MARKET DATA This presentation has been prepared by TPGE and includes market data and other statistical information from sources believed by TPGE to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of TPGE, which are derived from its review of internal sources as well as the independent sources described above. Although TPGE believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES TPGE and EnerVest own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TPGE or EnerVest, or an endorsement or sponsorship by or of TPGE or EnerVest. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TPGE or EnerVest will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. NO OFFER OR SOLICITATION This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS In connection with the proposed business combination, TPGE intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the shareholders of TPGE and will contain important information about the proposed business combination and related matters. TPGE shareholders and other interested persons are advised to read, when available, the proxy statement in connection with TPGE’s solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to TPGE shareholders as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the proxy statement by directing a request to: TPG Pace Energy Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: media@mgyoil.com, Attn: Mike Gehrig. PARTICIPANTS IN SOLICITATION TPGE, EnerVest and their respective directors and officers may be deemed participants in the solicitation of proxies of TPGE’s shareholders in connection with the proposed business combination. TPGE shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of TPGE in TPGE’s Registration Statement on Form S-1 initially filed with the SEC on April 17, 2017. Additional information will be available in the definitive proxy statement when it becomes available.

Transaction Summary

- Steve Chazen and TPG raised $650 million through the IPO of a special purpose acquisition company ("SPAC") in May 2017, called TPG Pace Energy Holdings Corp. ("Pace Energy" or "TPGE")
  - Pace Energy was established to build a large scale, focused oil & gas business with a meaningful production base, strong free cash flow and a disciplined corporate philosophy
- Pace Energy has entered into an agreement with EnerVest to carve-out EnerVest's Eagle Ford and Giddings assets (the "South Texas Division") and create Magnolia Oil & Gas Corporation ("Magnolia")
  - Pace Energy expects to acquire the South Texas Division for ~$2.66 billion[1], which represents an attractive entry multiple of ~5.0x 2018 Debt Adj. EV / EBITDA and an ~10% 2018E free cash flow yield after capital requirements
  - EnerVest's existing owners will retain a significant ownership in Magnolia
  - The transaction delivers on all criteria from the Steve Chazen playbook and is expected to create a large scale, pure-play Eagle Ford / Austin Chalk operator with a clean balance sheet
- In connection with the transaction, TPGE has raised a $355 million PIPE of common equity at $10/share, in a placement anchored by certain funds and accounts managed by Fidelity Management & Research Company, Davis Selected Advisers, L.P. and certain funds managed by Capital Research and Management Company and that included several other leading institutional investors, as well as a $25 million personal investment from Steve Chazen and certain TPG executives.
  - The public float after giving effect to this private placement is expected to be approximately $1 billion.
- Steve Chazen will be the full-time Chairman, President and CEO; Chris Stavros, former CFO of Occidental Petroleum, will be joining as full-time CFO, and Magnolia will maintain a majority independent Board of Directors
  - Under Steve Chazen's leadership, Magnolia will optimize EnerVest's South Texas Division to create a strong platform to create shareholder value

Note: See slide 25 (Financial Projections) for information regarding EBITDA and cash flow projections.
(1) See slide 24 (Sources, Uses and Pro Forma Valuation) for purchase price details.

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Introduction to Magnolia Oil & Gas

TPG PACE ENERGY

- Steve Chazen and TPG formed entity to be a consolidation platform with a disciplined corporate return philosophy
- Raised $650 million in May 2017 IPO

ENERVEST

- Leading private oil & gas company
- 5 geographic operating divisions with over 36,000 producing wells
- $7 billion of assets under management

Senior Management Team

MAGNOLIA OIL & GAS CORPORATION

South Texas Division

Transaction Overview

- TPGE has entered into an agreement with EnerVest to create Magnolia through the carve-out of its South Texas Division (Eagle Ford & Austin Chalk) for ~$2.66 billion[1]
  - $650 million cash from IPO
  - $355 million PIPE
  - $300 million Senior Notes
  - $1.2 billion retained EnerVest interest
  - $500 million undrawn RBL at close
- The South Texas Division is being acquired at an attractive valuation of approximately 5.0x 2018 EBITDA[2] with an ~10% 2018E free cash flow yield in excess of capital requirements and significant running room for future growth

Note: See slide 25 (Financial Projections) for information regarding EBITDA and cash flow projections.
(1) See slide 24 (Sources, Uses and Pro Forma Valuation) for purchase price details.
(2) Debt Adjusted Total Enterprise Value / 2018E EBITDA.

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Acquisition Delivers on The Steve Chazen Playbook

Steve Chazen Playbook		Magnolia
Build a large scale, focused business with sustainable competitive advantages	✓	• Core Karnes County acreage with some of the best economics in the U.S. • Infrastructure in place / limited basin differential concerns • Attractive realized prices with access to the Gulf Coast demand markets
Generate cash flow well in excess of capital needs	✓	• Highly economic wells with short payback periods, averaging less than 1-year • ~10% 2018E free cash flow yield with excess cash flows of ~$241 million in 2018 after running a 2.7 rig program
Organic growth within cash flow	✓	• Targeting ~10% organic production growth • Meaningful FCF utilized to grow production and portfolio of highly economic locations
Low cost resource optionality	✓	• Large potential upside from re-emerging Giddings Austin Chalk • Giddings is >99% HBP with highly attractive new well economics • Large base of PDP allows to fund development within cash flow
Low leverage; investment grade style target	✓	• At close, will have minimal debt and projected liquidity of $500 million[1] • Will strive to be an investment-grade rating type profile – Projected 2018E debt / EBITDA under 1.0x
Relentless focus on superior operating margins and returns	✓	• Industry leading all-in-cost and full cycle economics (~$9/boe F&D costs, low LOE and SG&A and 50%+ full-cycle margins at $55/bbl oil) • Benefit from premium LLS pricing vs WTI
Experienced management team with a track record of operational excellence	✓	• World class management in Steve Chazen and Chris Stavros, who will bring full-time leadership from Day 1 • Existing EnerVest South Texas team will continue to operate the assets bringing a stellar track record of excellent well results and operating efficiency

Note: See slide 25 (Financial Projections) for more information on 2018 rig program and EBITDA projections. See slide 18 (Illustrative Full Cycle Margins at Various Prices) for assumptions related to operating margins and F&D.
(1) Assumes $500 million undrawn RBL facility.

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Top Tier Eagle Ford and Austin Chalk Asset Position

Entry into South Texas at an Attractive Price with Significant Running Room

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position
- Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality
- **Core Karnes County Position**
  - Some of the most prolific acreage in Karnes County, representing the premier county in the Eagle Ford play
  - Certain recent Karnes County Austin Chalk wells have outperformed even the best Eagle Ford and Permian Wolfcamp well results
- **Giddings Field**
  - Discovered in 1920's,commercial development began in the 1970's originally targeting natural fractures in the Austin Chalk with open hole completions
  - Now targeting prolific Austin Chalk zones using modern completions techniques
  - Early results show some of the highest production wells to date in the play

	Karnes	Giddings	Total
Net Acres	14,070	345,000	359,070
January Production[(1)] (Mboe/d)	30.8	9.3	40.0

~359,000 Net Acres Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Walker
Harris
Bastrop
Austin
Bexar
Uvalde
Medina
Wilson
DeWitt
Calhoun
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50 60
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

Magnolia is in a well-delineated, low-risk position in the Karnes County Core with significant upside in the Giddings Field, a re-emerging premier oil play

(1) January estimated production based on accruals, Q4 2017 production of 38.8 Mboe/d.

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Value Creation Plan: Multiple Drivers of Share Price Accretion Magnolia will focus on extracting money from oil rather than just extracting oil from the ground Compelling Value Proposition Overriding goal is to maximize shareholder returns We believe this can be achieved through a combination of: Steady production growth Robust free cash flow ($200MM+ per year(1)) Accretive acquisition pipeline Multiple expansion as Magnolia unlocks value from: Business plan execution and a corporate level returns-focused strategy Increased scale via organic and inorganic growth 1 2 3 4 Note: See slide 25 (Financial Projections) for information regarding cash flow projections. (1) Average of 2018E and 2019E free cash flow.

Industry Leading Fundamentals at a Discounted Purchase Multiple


12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
2018E EV / EBITDA
CXO
FANG
COG
PXD
EOG
OXY
Magnolia

	U.S. Independents	<1.5x 2018E Leverage	>8% Production CAGR (2017E-2019E)	2018E and 2019E FCF Positive
Number of companies:	51	16	14	6
Median 2018E EV / EBITDA:	6.5x	6.9x	7.2x	8.9x

Source: Company filings, FactSet consensus peer projections as of 3/16/2018.
Note: U.S. Independents include: APA, APC, AR, BBG, CDEV, CHK, CLR, CNX, COG, COP, CPE, CRZO, CVE, CXO, DNR, DVN, ECA, ECR, EGN, EOG, EPE, EQT, FANG, GPOR, HES, HK, JAG, LPI, MRO, MTDR, MUR, NBL, NFX, OAS, OXY, PDCE, PE, PXD, QEP, REN, RRC, RSPP, SM, SN, SRCI, SWN, WLL, WPX, WRX, XEC, and XOG. Median and count figures do not include Magnolia. 2018E Leverage is debt adjusted to account for outspend defined as: EBITDA – interest expense – capital expenditures. Production CAGR based on 2017-2019 estimates. Note: see slide 25 (Financial Projections) for 2018E and 2019E forecast assumptions related to Magnolia.

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Magnolia Comparable Companies Source: Company filings, FactSet consensus peer projections as of 3/17/2018. Note: See slide 25 (Financial Projections) for 2018E forecast assumptions related to Magnolia. (1) Free Cash Flow Yield calculated as 2018E Free Cash Flow divided by equity market capitalization as of 3/17/2018. $241 $941 $578 $188 $18 $7 ($251) ($182) ($63) ($546) ($183) Total Debt / 2018E EBITDA 2018E Free Cash Flow Yield(1) 2018E Free Cash Flow ($MM) Magnolia will be in a class of its own from a cash flow generation perspective... …the lowest leverage in the peer group… …yet is priced in line with in-basin comps and meaningfully below the business model comps Debt Adj. TEV / 2018E EBITDA Legend Business Model Comps CLR CXO DVN FANG RSPP In-Basin Comps CRZO EPE SM SN WRD Magnolia

Karnes County – Core Eagle Ford and World Class Austin Chalk

Key Asset Highlights

- World-class acreage footprint located in the core of the Eagle Ford, substantially de-risked
  - 14,070 net acres (28,886 gross acres), 65% operated, 88% HBP, 31 Mboe/d current production (73% oil, 86% liquids)
  - EOG represents ~50% of non-operated interest
- Steady production growth while generating substantial free cash flow
  - Full field development allows for operational efficiencies and improved performance
- Well known, repeatable acreage position targeting multiple benches and represents some of the best economics in North America
  - Breakevens between $28 - $32 per barrel[1]
  - Magnolia Eagle Ford Type Curve IP30/IP90: 400/285 boe/d / 1,000' LL (88/85% Oil)
  - Magnolia Austin Chalk Type Curve IP30/IP90: 465/400 boe/d / 1,000' LL (80/77% Oil)

Premier Position in the Core of the Eagle Ford



Wilson
Karnes
Magnolia Acreage
IP90 Boe / 1,000'
< 40
40 - 60
66 - 80
80 - 100
100 - 120
> 120
0
5
10
Miles

Source: IHS Performance Evaluator.

2018E Development Assumptions

	Gross Wells Completed	Net Wells Completed
Magnolia DUCs	17	15
Non-Op DUCs	20	7
Magnolia Operated	23	18
Non-Operated	18	5
Total	78	45

Robust Risked Inventory

Gross Locations	Austin Chalk	Eagle Ford	Total
Magnolia Operated	185	325	510
Non Operated	150	365	515
Total	335	690	1,025

Net Locations	Austin Chalk	Eagle Ford	Total
Magnolia Operated	145	190	335
EOG Non-Op	25	25	50
Other Non-Op	15	35	50
Total	185	250	435

(1) Source: RSEG.

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Karnes County has some of the Top Economics in North America

- Results in Karnes County are some the best in North America
- Karnes Eagle Ford and Austin Chalk type curves produce 216,000 and 330,000 barrels of oil, respectively, in their first 12 months of production supporting paybacks in less than 6 months
- Liquids heavy commodity mix with Eagle Ford wells producing 74% oil (86% liquids)[1] and Austin Chalk wells producing 63% oil (80% liquids)[1]

Karnes has some of the highest U.S. IPs…


Magnolia Lower Eagle Ford
Magnolia Austin Chalk
RSEG Delaware Wolfcamp(2)
Daily Production (Boe/d)
3,000
2,500
2,000
1,500
1,000
500
0
0 4 8 12 16 20 24
Months

…with significant early cumulative production…


Magnolia Lower Eagle Ford
Magnolia Austin Chalk
RSEG Delaware Wolfcamp(2)
Cum. Production (Mboe)
800
600
400
200
0
0 4 8 12 16 20 24
Months

Commodity Split[1]	Oil	Liquids
Magnolia LEF	74%	86%
Magnolia AC	63%	80%
RSEG WC	46%	73%

…resulting in best in class paybacks


Magnolia Lower Eagle Ford
Magnolia Austin Chalk
RSEG Delaware Wolfcamp(2)
Cum. Cash Flow ($MM)
$20
$15
$10
$5
$0
($5)
($10)
5-Month Payout(3)
6-Month Payout(3)
19-Month Payout(3)
0 4 8 12 16 20 24
Months

Note: Magnolia type curves normalized to 5,000' laterals. Projections based on flat $58 WTI and $2.75 Henry Hub pricing.
(1) Commodity percentage splits represent first 24 months of production.
(2) Source: RSEG, Delaware North Reeves Wolfcamp A curve.
(3) All payout figures include assumed 2-month spud to sales delay.

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Giddings Field – Austin Chalk Redeveloping as an Emerging Play Giddings Asset Overview Emerging, high-growth asset with extensive inventory potential and significant development flexibility ~345,000+ net acres, 99%+ HBP and ~87% operated, 9.3 Mboe/d current production(1) (28% oil, 55% liquids) HBP nature of asset allows for systematic delineation and optimization of play while staying within asset cash flow Modern high-intensity completions have resulted in a step-change improvement in well performance The first four wells have had average IP30s of 1,597 boe/d and average IP60s of 1,771 boe/d At least 1,000 locations based on conservative spacing assumptions 1 rig program planned for 2018 and 2 rig program planned for 2019 Lease Map Selected Recent Well Results(3) With significant scale and HBP position, Giddings offers a unique opportunity to develop an emerging play while remaining within cash flow Estimated Well Payouts(2) (Months) Estimated January production based off accruals. Payout from first production. Recent Giddings area Austin Chalk well results with >30% oil cut. Source: IHS, EnerVest, Company Filings. Source: EnerVest. 1 3 4 5 2 6 7 8 9 1 7 3 4 5 8 9 2 6

Giddings – Early Results Indicate Large Development Potential Application of modern high intensity slickwater completions have unlocked significant reserves previously thought inaccessible Recent Giddings Results Magnolia Giddings Footprint Note: Giddings Results shown on a Gross Pre-Royalty Basis. Due to temporary midstream constraints, wells currently choked back Source: IHS Enerdeq.

Magnolia Asset Summary – Free Cash Flow Positive Assets

- High quality assets allow for two self sustaining operating areas
  - Karnes County
    - World class asset that generates substantial free cash flow
    - Engine to fund inorganic growth via acquisitions or to accelerate drilling
  - Giddings
    - Emerging, high growth assets with substantial upside
    - Impressive results to date by EnerVest and other surrounding operators
    - Asset greater than 99% HBP and ~85% operated will allow Magnolia to control development pace and cash flow profile
- ***High margin asset and large PDP base will allow Magnolia to execute drilling program over the commodity price cycle***

Karnes 2018E Asset Cash Flow Profile(1)

($ in millions)



$492
($221)
$271
Karnes Operating Cash Flow
Karnes Capex
Karnes Asset Free Cash Flow

Giddings 2018E Asset Cash Flow Profile(1)

($ in millions)



$71
($41)
$29
Giddings Operating Cash Flow
Giddings Capex
Giddings Asset Free Cash Flow

Note: Projections based on flat $58 WTI and $2.75 Henry Hub pricing and include recent acquisition. See slide 25 (Financial Projections) for information regarding 2018E rig program, EBITDA, capital expenditures and cash flow projections.
(1) All projections shown are at the asset level and do not include G&A or Workover/Other.

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Magnolia to Partner with EnerVest to Operate Assets

Total EnerVest Organization

- 1,165 employees
- 5 operating divisions
- ~975 MMcfe/d production as of March 2018
- 138,000 leases and 250,000 revenue checks annually

EnerVest South Texas Division (to be acquired by Magnolia)

- Among the lowest cost operators in South Texas
- EnerVest operated Eagle Ford wells have among the highest IPs in Karnes County
- Currently operate ~1,200 wells in South Texas
- More than 1 million man hours without a Lost Time Accident (LTA)

Karnes County Eagle Ford 30-Day IP(1) (Bopd)

# of Wells:	35	29	154	54	43	76	340	103	48



1,400
1,200
1,000
800
600
400
200
0
Max Monthly IP 30 (Bopd)
ENERVEST
devon
eog
ConocoPhillips
MURPHY
PIONEER
Marathon Oil
encana
Statoil

Source: PLS PetroScout.

South Texas Asset Level Operating Cost(2) ($/Boe)



$6.62
$7.35
$8.73
$11.49
$11.67
$12.83
WildHorse
ENERVEST
SM ENERGY
EP ENERGY
SANCHEZ

Source: Company Filings.

EnerVest is the one of the largest operating companies in the U.S. with 36,000+ wells across 8 million acres and producing 930 MMcfe/d

Note: EnerVest Organization and South Texas Division statistics are as of YE 2017.
(1) 30-Day IP represents max month volumes. Includes data from active producing wells since January 2015. Excludes operators with less than 10 wells.
(2) Defined as the sum of lease operating expense, gathering and transportation expense, and production taxes, as of 3Q17.

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Production with Free Cash Flow Generation in 2018+

Conservative Rig Program


(Rigs)
2.7
4.0
2018E
2019E

Significant Production Online


(Mboe/d)
Magnolia
Recent Acq.(1)
45.6
3.6
41.9
13% Organic Base Growth
49.4
2.1
47.3
2018E
2019E
Capex:
$262MM
$344MM

Substantial EBITDA Generation


($ in millions)
Magnolia
Recent Acq.(1)
$513
$52
$461
12% Organic Base Growth
$546
$29
$517
2018E
2019E

Material Free Cash Flow Generation[2]


$10MM impact to Free Cash Flow for every $1 change in oil price
($ in millions)
Cumulative FCF
$241
$426
$241
$184
2018E
2019E
Liquidity:(3)
$602MM
$787MM

Unique combination of production growth and strong free cash flow

Note: Projections based on flat $58 WTI and $2.75 Henry Hub pricing and include recent acquisition. See slide 25 (Financial Projections) for information regarding rig program, online production, EBITDA generation and cash flow generation projections.

(1) Recent acquisition by EnerVest closed at end of February 2018 with a 2/1/2018 effective date.

(2) Free cash flow calculated as EBITDA – capex – cash interest – cash taxes. Assumes $300 million Senior Notes outstanding with 6.5% interest rate.

(3) Assumes $500 million undrawn RBL borrowing base.

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Focus on Maintaining High Full-Cycle Operating Margins

- Operations focused on producing best-in-class full-cycle operating margins (inclusive of development costs)
- Realized price benefits from selling oil at LLS pricing, limiting the differential risk present in other high-returning oil and gas plays
- Low acquisition cost per boe, paying for production while maintaining upside through Giddings
  - ~$9/boe D&C development cost
- Operating costs track below that of core comps
  - ~$8/boe including production taxes
- Focus on operating corporate G&A per unit at the low-end of the core comps
  - ~$2.55/boe
- End result: At $58/bbl and $2.75/mcf, Magnolia is expected to generate ~53% full-cycle margins

Illustrative Full Cycle Margin


100%
22%
19%
6%
53%
42%
51%
57%
Revenue
Dev. Cost
Asset Op. Cost
G&A
$58 WTI
$45 WTI
$55 WTI
$65 WTI

Focus on full-cycle economics is a distinguishing characteristic compared to many public peers today

Note: Projections assume flat WTI and $2.75 Henry Hub gas prices. See slide 18 (Illustrative Full Cycle Margins at Various Prices) for assumptions related to operating margins.

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Illustrative Full Cycle Margins at Various Prices Illustrative TPGE estimated F&D costs. F&D costs defined as estimated D&C well capex divided by estimated ultimate production. Illustrative TPGE estimated undeveloped purchase price allocation divided by estimated resource, subject to further diligence.

Effective Use of Cash to Maximize Shareholder Returns Robust Cumulative Free Cash Flow Note: Projections based on flat $58 WTI and $2.75 Henry Hub pricing and include recent acquisition. See slide 25 (Financial Projections) for 2018E and 2019E forecast assumptions. Potential Uses of Free Cash Flow With a targeted goal of always being free cash flow positive, Magnolia intends to be a prudent steward of shareholder’s capital Debt Reduction Accretive Acquisitions Share Repurchases ($ in millions)

Benefits of Focusing on South Texas Less competition ü Proven plays with significant remaining oil in place ü Favorable differentials and access to Gulf Coast markets ü Attractive cost of doing business in an oilfield-friendly regulatory environment ü Material consolidation opportunities Large number of private equity backed assets Multiple divisions of public companies ü Existing infrastructure and take away capacity ü

Large opportunity set of potential consolidation targets: An increasing number of public companies view South Texas assets as non-core and are not actively allocating capital to the region Several public companies are actively marketing their positions via publicly disclosed sales processes Large number of private equity backed companies with limited paths to monetization Source:1Derrick. South Texas – Primed for Consolidation

Magnolia – Summary Investment Highlights

Premier Platform Positioned for Success	• ~359,000 net acres across Karnes County and the Giddings Field of South Texas with multi-bench development and stacked pay • Coveted position in Karnes Country core with industry leading breakevens between $28 - $32 per barrel[1] • Emerging position in the Giddings Field with results that continue to improve and substantial running room
Positive Free Cash Flow and Peer Leading Margins	• One of the select upstream independents generating substantial free cash flow after capital expenditures • ~10% 2018E free cash flow yield, with ~$241 million of free cash flow after capital needs in 2018 • Liquids weighted portfolio with low F&D and LOE costs that yield full cycle cash margins in excess of 50%
Multiple Levers of Growth	• Steady organic growth through the drillbit while remaining well within cashflow • Clean balance sheet and strong free cash flow enables Magnolia to be the natural acquirer • Will actively pursue organic leasing and minerals purchases to improve economics
Strong Balance Sheet and Financial Flexibility	• Conservative net leverage of ~0.6x 2018E EBITDA expected at close • Substantial liquidity of $500 million at closing[2] • ~$426 million of free cash flow through 2019 while growing rig count
Best-in-Class Management team	• Strong leadership through Steve Chazen, a world-class operator with 20+ years of experience at Occidental Petroleum • Steve Chazen has a strong track record of disciplined operations and careful allocation of capital between organic growth, M&A and return of capital to investors • Partnership with EnerVest, an industry-leading operator

Note: Projections based on flat $58 WTI and $2.75 Henry Hub pricing and include recent acquisition. See slide 25 (Financial Projections) for 2018 and 2019 forecast assumptions.
(1) Source: RSEG.
(2) Assumes $500 million undrawn RBL borrowing base at closing.

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Financial Appendix

Sources, Uses and Pro Forma Valuation

Sources & Uses (Estimated)

Sources	Ann.	Adj.	Close[3]	%
Equity to Seller	$1,326	($131)	$1,194	45%
TPGE Cash in Trust[4, 5]	650		650	24%
PIPE Issuance Cash Proceeds	355		355	13%
Senior Note Offering	300		300	11%
Sponsor Shares	163		163	6%
Total Sources	**$2,793**	**($131)**	**$2,662**	**100%**

Uses	Ann.	Adj.	Close[3]	%
Equity to Seller	$1,326	($131)	$1,194	45%
Cash to Seller	1,099		1,099	41%
Sponsor Shares	163		163	6%
Recent Acquisition	146		146	6%
Fees & Expenses[6]	60		60	2%
Total Uses	**$2,793**	**($131)**	**$2,662**	**100%**

Post Transaction Ownership (Estimated)[1,2]

Ownership	At Announcement	Adj.	At Close[3] $MM
Public Investors	$1,005		$1,005
Seller	1,326	(131)	1,194
Sponsor	163		163
Total	**$2,493**	**($131)**	**$2,362**

Ownership		At Close[3] $MM
Public Investors	40%	43%
Seller	53%	51%
Sponsor	7%	7%
Total	**100%**	**100%**

Pro Forma Valuation

Valuation	At Announcement	Adj.	At Close[3] $MM
Illustrative Share Price	$10.00		$10.00
Shares Outstanding[1,2]	249	(13)	236
Equity Value	**$2,493**		**$2,362**
Net Debt	300		300
Projected Enterprise Value	**$2,793**		**$2,662**
Debt-Adj. EV / 2018E Adj. EBITDAX	**5.0x**		**5.0x**
Debt-Adj. EV / 2019E Adj. EBITDAX	**4.3x**		**4.3x**
Net Debt / 2018E Adj. EBITDAX	0.6x		0.6x
Net Debt / 2019E Adj. EBITDAX	0.5x		0.5x

Opportunity to invest at an attractive entry alongside the seller who we expect to retain a vast majority of their stake given their belief in Steve Chazen's ability to unlock value

Note: Projections based on flat $58 WTI and $2.75 Henry Hub pricing and include recent acquisition.

(1) Other outstanding instruments from TPGE.U IPO: 21.7 million warrants for 21.7 million shares at $11.50 per share; 10 million founder warrants for 10 million shares at $11.50 per share

(2) 13 million contingent shares for seller and 4 million EnerVest operating team incentive shares trigger between a mix of exceeding certain operational targets or stock price hurdles between $12.50 and $14.50 per share over 2.5 - 4 years.

(3) At close figures assume 1H of 2018E free cash flow of $131mm is used to reduce purchase price.

(4) Actual amount to be adjusted for interest income prior to close. $652.8 million held in trust as of 12/31/2018.

(5) Cash in trust account assumes no redemptions in connection with the business combination.

(6) Includes deferred underwriting fees from TPGE.U IPO.

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Financial Projections Magnolia Financial Projections Commodity Prices: $58/bbl WTI $2.50/bbl LLS-WTI Differential $2.75/mcf Henry Hub 38% NGL realizations Development Pace: 1 current rig in Karnes, 2nd rig added June 2018 1 current rig in Giddings, 2nd rig added January 2019 Forecast includes impact of recent acquisition, with an effective date of February 1, 2018 Assumed $35 million of G&A in 2017 for comparability purposes and $42.5 million on an ongoing basis Assumes Senior Notes bear TPGE estimated 6.5% interest rate 2018 & 2019 Forecast Assumptions Note: 2017A and 4Q’17 Annualized are TPGE Estimates based off unaudited LOS statements and do not include the recent acquisition. EBITDA and free cash flow are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. TPGE does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. (1) Assumes $0 cash balance at close on 6/30/2018 with all free cash flow from 1H’18 used to reduce purchase price.

Anticipated Transaction Timeline Date Event March 20 Transaction Agreements Executed Transaction Announced April / May 2018 Preliminary Proxy Materials Filed with the SEC June 2018 Set Record Date for Shareholder Vote June 2018 Mail Final Proxy Materials to Shareholders Late June 2018 Hold Shareholder Vote and Close Transaction Note: Subject to SEC review timetable.

Appendix

Pro Forma Management Organization Combined organization will be managed by Steve Chazen leading strategy and capital allocation (drilling, M&A) and will be supported by EnerVest’s existing Operations Team Responsibilities / Corporate Functions Corporate Strategy Capital Allocation Drilling Plan Financial Reporting Controller / Treasury Financial Structure Chief Executive Officer Chief Financial Officer / Corp. Finance Staff Investor Relations General Counsel Business Development Land Department Entire South Texas Division Operations Technical Field Corporate / Back Office Support Management Services Agreement

Magnolia Plans to Execute with the Same Approach as Steve Did at OXY

Steve Chazen's Management Highlights[1]

Ability to Spot Value "Ahead of the Pack"

- Built the largest upstream operating position in the Permian Basin prior to the current land grab
- Consistently made profitable investments across the full Oil & Gas value chain

Strong Operator with Active Management to Optimize Portfolio

- ~$40 billion of acquisitions[2]
- ~$20+ billion of divestitures[2]

Outstanding Value Creation for Shareholders

- Outperformed market across the cycle
- Substantial return of capital
- Consistent production growth while growing dividends
- **Stock price generated 13.7x return to investors, 3.5x through dividends and 10.2x stock price performance, during Steve's tenure as CFO and CEO[1]**

OXY Oil & Gas Production (Mboe/day)



OXY
CRC
CAGR: 4%
427
462
477
515
548
519
490
543
567
645
677
711
733
766
763
756
812
597
159
652
160
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: California Resources Corp. (CRC) was spun-off from OXY in November 2014.

OXY Share Price Performance[1]



OXY
S&P 500
S&P 500 O&G E&P Index
1,600%
1,400%
1,200%
1,000%
800%
600%
400%
200%
0%
(200%)
+922%
+396%
+67%
Feb-99
Nov-00
Jul-02
Apr-04
Jan-06
Sep-07
Jun-09
Mar-11
Nov-12
Aug-14
Apr-16

Steve Chazen established his track record as a full cycle money maker and disciplined acquirer

Source: Capital IQ, company filings, OXY website.
Note: Historical results of OXY are not necessarily indicative of the future performance of TPG Pace Energy.
(1) Price performance and shareholder return from 2/18/99 (when Mr. Chazen became Chief Financial Officer of OXY) to 4/30/16 (when Mr. Chazen retired from OXY as Chief Executive Officer). Cumulative dividends includes OXY dividends to shareholders throughout time period and CRC shares received in November 2014 and March 2016 as part of spin-off; does not assume dividend reinvestment.
(2) Reflect transactions by OXY between when Mr. Chazen joined OXY as Executive Vice President – Corporate Development on 5/1/94 and retired from OXY as Chief Executive Officer on 4/30/16.

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Karnes County – Core Eagle Ford and Austin Chalk

Karnes Overview

- 14,070 net acres (28,886 gross acres)
  - 65% operated (86% WI in operated sections); 88% HBP
  - 100% of the acreage is prospective for both Eagle Ford and Austin Chalk
- Current production: 31 Mboe/d (73% oil)
- 106 operated Hz wells in 4 different benches
- Plan to run 2 rigs starting in June 2018

Eagle Ford Play Heat Map


Magnolia Acreage
IP90 Boe / 1,000'
< 40
40 - 60
66 - 80
80 - 100
100 - 120
> 120
0 5 10 20 30
Miles
Kinney
Uvalde
Medina
Bexar
Guadalupe
Wilson
Maverick
Zavala
Victoria
Goliad
Live Oak
Bee
Refugio
Duval
Nueces

Source: IHS Performance Evaluator.

Karnes Well Spacing


Austin Chalk A
Austin Chalk B
Austin Chalk C
Upper EF
Lower EF
AC A Test in 1Q'18
300'- 500' Spacing
600' Spacing
250' Spacing ("wine racked")

Lower Eagle Ford Well Performance(1)


Avg. well result with less than 300' spacing
Avg. well result
Pre-2017 well results
2017 wells results
Cum Oil per well per 1,000' (bbls)
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
0
12
24
36
48
Months

Source: EnerVest.

(1) Dataset contains all Lower Eagle Ford wells in which EnerVest has working interest.

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Illustrative Fully Diluted Share Count

	Illustrative Share Price								
Share Counts in Millions	**$10.00**	**$11.00**	**$12.00**	**$13.00**	**$14.00**	**$15.00**	**$16.00**	**$17.00**	**$18.00**
TPGE - Public IPO Shares	65.0	65.0	65.0	65.0	65.0	65.0	65.0	65.0	65.0
TPGE - Public PIPE Shares	35.5	35.5	35.5	35.5	35.5	35.5	35.5	35.5	35.5
TPGE - Sponsor Shares	16.3	16.3	16.3	16.3	16.3	16.3	16.3	16.3	16.3
TPGE - Warrants[1, 2, 3]	0.0	0.0	1.3	3.7	5.7	7.4	8.9	10.2	11.4
Seller Shares[4]	119.4	119.4	119.4	119.4	119.4	119.4	119.4	119.4	119.4
Earn-out Shares[5, 6, 7]	0.0	0.0	0.0	4.5	9.0	13.0	13.0	13.0	13.0
Non-Compete Shares[8, 9, 10]	0.0	0.0	0.0	0.0	2.0	4.0	4.0	4.0	4.0
Total	**236.2**	**236.2**	**237.5**	**244.3**	**252.8**	**260.6**	**262.1**	**263.4**	**264.6**

(1) Assumes treasury share method for warrants.

(2) 21.7 million public warrants issued as part of IPO with strike price of $11.50 and redemption price of $18.00.

(3) 10 million sponsor warrants issued as part of IPO with strike price of $11.50.

(4) Seller share count assumes 1H of 2018E free cash flow of $131 million is used to reduce purchase price.

(5) Earn-out Shares Tranche 1 – Closing sales price equals or exceeds $12.50 for 10 trading days out of 20 consecutive Trading Days prior to 12/31/2020 or if Magnolia achieves 2018 EBITDA of $565MM and 2018 FCF of $275MM. If either condition is met, 4.5 million shares will vest immediately.

(6) Earn-out Shares Tranche 2 – Closing sales price equals or exceeds $13.50 for 10 trading days out of 20 consecutive Trading Days prior to 6/30/2021 or if Magnolia achieves 2019 EBITDA of $600MM and 2019 FCF of $225MM. If either condition is met, 4.5 million shares will vest immediately.

(7) Earn-out Shares Tranche 3 – Closing sales price equals or exceeds $14.50 for 10 trading days out of 20 consecutive Trading Days prior to 12/31/2021. If condition is met 4 million shares will vest immediately.

(8) Non-Compete Tranche 1 – Closing sales price equals or exceeds $13.50 for 10 trading days out of 20 consecutive Trading Days within 4 years post closing. If the condition is met, 2 million shares are issued at the later of (i) 2.5 years after the Closing Date and (ii) the date the condition is met.

(9) Non-Compete Tranche 2 – Closing sales price equals or exceeds $14.50 for 10 trading days out of 20 consecutive Trading Days within 4 years post closing. If the condition is met, 2 million shares are issued on the 4th anniversary of the Closing date.

(10) Non-Compete Tranches 1 & 2 – Consideration is compensation in exchange for a non-compete in specified counties in South Texas. The non-compete is in place for the longer of 4 years or as long as EnerVest is sill providing contract services for Magnolia. A portion of the non-compete shares will be dedicated for the economic benefit of EnerVest employees dedicated to Magnolia.

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